ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              AMERICOLD POOL LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION
-------------------------------------------------------------------------------

PRINCIPAL BALANCE (1):                 ORIGINAL         CUT-OFF DATE (2)
                                       --------         ----------------
                                    $ 148,500,000        $ 147,797,179

ORIGINATION DATE:                   April 22, 1998

INTEREST RATE:                      6.894% (Act/360)

AMORTIZATION:                       25 years

HYPERAMORTIZATION:                  After the ARD, interest rate increases to
                                    8.894% and all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero

ANTICIPATED REPAYMENT DATE
("ARD"):                            May 11, 2008

MATURITY DATE:                      May 11, 2023

THE BORROWER/SPONSOR:               Americold Real Estate, L.P., a
                                    limited-purpose entity affiliated with
                                    Vornado Realty L.P. and Crescent Real
                                    Estate Equities Company

CALL PROTECTION:                    Two-year prepayment lockout from the date
                                    of securitization with U.S. Treasury
                                    defeasance thereafter until one payment
                                    date prior to the ARD

CUT-OFF DATE
LOAN/SF (3):                        $50

UP-FRONT RESERVES (3):              Deferred Maintenance:  $1,948,178

ONGOING RESERVES (3):               CapEx:  $6,534,838/year
                                    Low Debt Service: cash flow in excess of debt service is escrowed if the DSCR falls below 1.25x.

COLLECTION ACCOUNT:                 Hard Lockbox

CROSS-COLLATERALIZATION/ DEFAULT:   Yes

PARTNER LOANS:                      None

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Portfolio of 29 assets

PROPERTY TYPE:                      Refrigerated Distribution / Warehouse

PROPERTY LOCATION BY ALLOCATED
LOAN AMOUNT:

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                   Oregon          Massachusetts         Georgia
                   19.13%              8.55%              2.06%

                 Washington         California          Colorado
                   17.23%              6.65%              1.19%

                Pennsylvania           Utah              Florida
                   11.06%              5.34%              0.55%

                    Idaho            Illinois
                   10.66%              4.73%

                  Wisconsin            Iowa
                    9.18%              3.68%

YEARS BUILT:                        1946-1996

THE COLLATERAL:                     29 cold storage warehouses

                                    SF:            5,897,736
                                    Cubic Feet:  155,507,330

PROPERTY MANAGEMENT:                Americold Corporation
                                    (dba Americold Logistics)

1997 NET OPERATING INCOME (3):      $56,460,577

UNDERWRITTEN NET CASH FLOW (3):     $48,889,852

APPRAISED VALUE:                    $520,600,000

APPRAISED BY:                       Landauer Associates

APPRAISAL DATE:                     March 1, 1998

CUT-OFF DATE LTV (3):               56.8%

DSCR (4):                           1.94x

-------------------------------------------------------------------------------
(1) A single note, representing 50% of the $297,000,000 loan (Note B), is being contributed to the trust, the other 50% note (Note A) was securitized in GS Mortgage Securities Corporation II's Commercial Mortgage Pass-Through Certificates, Series 1998-GL II. Notes A & B are pari-passu.
(2) October 1, 1998 (after giving effect to the payment due October 11, 1998).
(3) Assuming a $295,594,358 Cut-Off Date Loan Amount (combined Notes A & B).
(4) Based on Underwritten Net Cash Flow and the actual loan constant.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              AMERICOLD POOL LOAN
-------------------------------------------------------------------------------

                                           PROPERTY DESCRIPTION
-----------------------------------------------------------------------------------------------------------
                                                              YEAR BUILT/
    PROPERTY        LOCATION              PROPERTY TYPE        RENOVATED    SQUARE FOOTAGE   CUBIC FOOTAGE
-----------------------------------------------------------------------------------------------------------
1.  Ash Street      Denver, CO       Regional Distribution     1976/1980        114,222         2,750,000
2.  Bettendorf      Bettendorf, IA   Regional Distribution     1973/1977        336,000         8,848,000
3.  Boston          Boston, MA       Regional Distribution       1969           188,007         3,067,994
4.  Burley          Burley, ID       Captive Production        1959/1996        277,626        10,722,101
5.  Burlington      Burlington, WA   Captive Production        1965/1968        194,000         4,655,000
6.  Clearfield      Clearfield, UT   National Distribution     1973/1978        358,400         8,601,600
7.  Connell         Connell, WA      Captive Production        1969/1971        235,200         5,644,800
8.  Main Street     Gloucester, MA   Regional Production       1961/1973         63,952         1,862,768
9.  Fogelsville     Fogelsville, PA  National Distribution     1976/1997        683,914        21,623,336
10. Ft. Dodge       Fort Dodge, IA   Regional Distribution     1979/1980        155,811         3,739,464
11. Hermiston       Hermiston, OR    Captive Production          1975           168,000         4,032,000
12. Jesse St.       Los Angeles, CA  National Distribution     1954/1980        141,600         2,682,400
13. Lois Avenue     Tampa, FL        Regional Distribution       1953            21,820           400,000
14. Milwaukie       Milwaukie, OR    Regional Distribution     1958/1986        163,026         4,688,624
15. Moses Lake      Moses Lake, WA   Captive Production        1967/1979        302,400         7,257,600
16. Nampa           Nampa, ID        Regional Production       1946/1974        364,000         7,981,000
17. Plant City      Plant City, FL   Regional Production         1956            33,600           750,000
18. Plover          Plover, WI       Captive Production        1978/1981        384,400         9,363,200
19. Rail Road Ave.  Gloucester, MA   Regional Production         1964            11,923           270,480
20. Rochelle        Rochelle, IL     National Distribution       1995           179,712         6,020,352
21. Rogers St.      Gloucester, MA   Regional Production         1967            96,606         2,823,256
22. Rowe Square     Gloucester, MA   Regional Production       1955/1969         74,713         2,387,465
23. Salem           Salem, OR        Regional Production       1963/1981        498,400        12,487,600
24. Southgate       Atlanta, GA      National Distribution       1996           100,714         3,726,418
25. Turlock 2       Turlock, CA      Regional Production         1985           106,400         3,024,000
26. Walla Walla     Walla Walla, WA  Regional Production       1960/1968        140,000         3,136,000
27. Wallula         Wallula, WA      Captive Production          1981            40,000         1,200,000
28. Watsonville     Watsonville, CA  Captive Production          1985           185,980         5,448,500
29. Woodburn        Woodburn, OR     Regional Production       1952/1979        277,440         6,313,372
-----------------------------------------------------------------------------------------------------------
    TOTAL                                                                     5,897,736       155,507,330
-----------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              AMERICOLD POOL LOAN
-------------------------------------------------------------------------------

                                                  PROPERTY DESCRIPTION
-------------------------------------------------------------------------------------------------------------------
                     CUT-OFF DATE ALLOCATED                             WTD. AVG.          UNDERWRITTEN
    PROPERTY              LOAN AMOUNT         APPRAISED VALUE      CUT-OFF DATE LTV (1)   NET CASH FLOW     DSCR
-------------------------------------------------------------------------------------------------------------------
1.  Ash Street           $    1,760,166       $    6,200,000              56.8%            $     462,849    1.55x
2.  Bettendorf                4,088,128           14,400,000              56.8                 1,088,267    1.57
3.  Boston                    2,100,844            7,400,000              56.8                   606,267    1.70
4.  Burley                    9,964,811           35,100,000              56.8                 4,653,746    2.75
5.  Burlington                4,485,585           15,800,000              56.8                 1,783,553    2.34
6.  Clearfield                7,892,358           27,800,000              56.8                 3,016,924    2.25
7.  Connell                   6,501,259           22,900,000              56.8                 2,368,940    2.14
8.  Main Street               2,356,352            8,300,000              56.8                   714,605    1.78
9.  Fogelsville              16,352,512           57,600,000              56.8                 2,139,954    0.77
10. Ft. Dodge                 1,348,514            4,750,000              56.8                   346,861    1.51
11. Hermiston                 6,671,598           23,500,000              56.8                 2,739,870    2.41
12. Jesse St.                 2,072,454            7,300,000              56.8                   685,951    1.95
13. Lois Avenue                 127,754              450,000              56.8                    67,936    3.13
14. Milwaukie                 5,365,668           18,900,000              56.8                 2,131,188    2.34
15. Moses Lake                9,709,303           34,200,000              56.8                 3,561,526    2.16
16. Nampa                     5,791,515           20,400,000              56.8                   680,270    0.69
17. Plant City                  681,355            2,400,000              56.8                   186,202    1.61
18. Plover                   13,570,313           47,800,000              56.8                 5,024,753    2.18
19. Rail Road Ave.              652,965            2,300,000              56.8                   164,781    1.48
20. Rochelle                  6,983,885           24,600,000              56.8                 2,872,681    2.42
21. Rogers St.                3,463,553           12,200,000              56.8                 1,064,918    1.81
22. Rowe Square               4,059,738           14,300,000              56.8                 1,321,472    1.91
23. Salem                     9,255,067           32,600,000              56.8                 3,364,696    2.14
24. Southgate                 3,037,706           10,700,000              56.8                   352,282    0.68
25. Turlock 2                 2,583,470            9,100,000              56.8                   942,005    2.14
26. Walla Walla               2,838,978           10,000,000              56.8                   973,992    2.02
27. Wallula                   1,930,505            6,800,000              56.8                   833,766    2.53
28. Watsonville               5,166,940           18,200,000              56.8                 2,001,777    2.28
29. Woodburn                  6,983,885           24,600,000              56.8                 2,737,821    2.30
-------------------------------------------------------------------------------------------------------------------
    TOTAL/WEIGHTED
    AVERAGE                $147,797,179         $520,600,000 (2)          56.8%              $48,889,852    1.94x
-------------------------------------------------------------------------------------------------------------------

(1) Assuming a $295,594,358 Cut-Off Date Loan Amount (combined Notes A & B).
(2) March 1, 1998 appraisal date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              AMERICOLD POOL LOAN
-------------------------------------------------------------------------------

                                  LOCATION MAP
                                  ------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [MAP OF AMERICA]

                          WA      UT      IL      GA
                           5       1       1       1

                          OR      CO      MA      FL
                           4       1       5       2

                          CA      IA      PA
                           3       2       1

                          ID      WI      MD
                           2       1       1

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                          AIMCO MULTIFAMILY POOL LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------

PRINCIPAL BALANCE:                  ORIGINAL                 CUT-OFF DATE  (1)
                                  $110,000,000                  $109,149,602

ORIGINATION DATE:                 December 29, 1997 (Amendment Date)

INTEREST RATE:                    8.50% (Act / 360)

TERM / AMORTIZATION:              120 Months / 319 months

HYPERAMORTIZATION:                None

ANTICIPATED REPAYMENT DATE
("ARD"):                          NA

MATURITY DATE:                    January 1, 2008

THE BORROWER /                    VMS National Properties, an Illinois general
SPONSOR (2):                      partnership formed for the purpose of owning,
                                  operating, maintaining and managing the
                                  Properties. The Borrower is ultimately owned by Insignia Financial Group

CALL PROTECTION:                  Nine-year prepayment lockout from the date of
                                  origination; freely prepayable thereafter

CUT-OFF DATE LOAN / UNIT:         $36,887 / unit

RESERVES:                         Upfront Cap Ex Reserve:  $2,046,765
                                  Ongoing Cap Ex Reserve: Monthly, in an amount equivalent to 1/12th of $300 / unit

COLLECTION ACCOUNT:               Modified Lockbox

CROSS-COLLATERALIZATION /
CROSS-DEFAULT:                    Yes / No

MEZZANINE DEBT:                   $30,403,848 (as of the Cut-Off Date) second
                                  mortgage financing, payable from free cash flow only

PHANTOM DEBT:                     $42,224,512 (as of the Cut-Off Date) arising
                                  from debt forgiven pursuant to a previously approved bankruptcy reorganization plan.
                                  Assuming the Senior Debt and the Mezzanine
                                  Debt are repaid as agreed at maturity,
                                  Phantom Debt will be extinguished. Phantom
                                  Debt becomes due and payable after an event of default

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Portfolio of 15 assets

PROPERTY TYPE:                    Multi-Family

PROPERTY LOCATION BY
ALLOCATED LOAN AMOUNT:

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                             West         Southeast
                             71.3%          4.7%

                            Midwest         East
                             12.8%          11.2%

YEARS BUILT:                      1968 - 1978

THE COLLATERAL:                   15 multifamily properties located in
                                  California, Arizona, Oregon, Texas, Indiana,
                                  Arkansas, Louisiana, Nebraska and Maryland
                                  Units:                   2,959

NET LEASE LESSEE:                 Insignia Residential Group, L.P.

UNDERWRITTEN NET CASH FLOW:       $14,695,605

APPRAISED VALUE:                  $178,350,000

APPRAISED BY:                     Crosson Dannis, Inc.

APPRAISAL DATE:                   September, 1998

SENIOR
CUT-OFF DATE LTV (3):             61.2%

COMBINED
CUT-OFF DATE LTV (3):             78.3%

SENIOR DSCR (4)(5):               1.39x

-------------------------------------------------------------------------------
(1) October 1, 1998 (after giving effect to the payment due October 1, 1998).
(2) While VMS National Properties is currently ultimately owned by Insignia Financial Group (NYSE: IFS), Insignia has recently announced its intention to merge with Apartment Investment & Management Co. (AIMCO, NYSE: AIV), which would create the largest manager of apartment communities in the US
(3) Calculated using Senior Principal Balance as of the Cut-Off Date and Appraised Value
(4) Calculated using Senior Principal Balance and Mezzanine Principal Balance as of the Cut-Off Date and Appraised Value (5) Calculated using Underwritten Net Cash Flow and the actual senior loan constant.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                          AIMCO MULTIFAMILY POOL LOAN
-------------------------------------------------------------------------------

                                                        PROPERTY DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                               CUT-OFF DATE
                                                YEAR BUILT/      ALLOCATED         APPRAISED      CUT-OFF    UNDERWRITTEN
      PROPERTY                LOCATION           RENOVATED      LOAN AMOUNT          VALUE       DATE LTV   NET CASH FLOW    DSCR
-----------------------------------------------------------------------------------------------------------------------------------
Scotchollow Apts.          San Mateo, CA           1971        $  29,312,804     $ 55,500,000      52.8%    $  4,353,732     1.54x
Pathfinder Apts.           Fremont, CA             1971           13,543,952       26,000,000      52.1        1,761,592     1.35
Towers of Westchester      College Park, MD        1968           12,191,075       17,000,000      71.7        1,575,196     1.34
Mountain View Apts.        San Dimas, CA           1978            7,200,564       10,650,000      67.6          968,936     1.39
North Park Apts.           Evansville, IN         1970/74          6,290,057        8,400,000      74.9          816,008     1.34
Forest Ridge Apts.         Flagstaff, AZ          1968/75          5,935,726        8,600,000      69.0          757,292     1.32
Crosswood Park Apts.       Citrus Heights, CA      1977            5,601,533       10,000,000      56.0          864,990     1.60
Buena Vista Apts.          Pasadena, CA            1973            4,983,690        8,500,000      58.6          696,815     1.45
Terrace Garden Townhomes   Omaha, NE               1971            4,466,847        6,250,000      71.5          598,065     1.39
Casa De Monterey           Norwalk, CA             1970            4,126,447        5,700,000      72.4          440,107     1.10
The Bluffs Apts.           Milwaukie, OR           1969            3,746,170        5,925,000      63.3          523,941     1.45
Vista Village Apts.        El Paso, TX             1971            3,341,728        3,650,000      91.6          236,604     0.73
Chapelle La Grande         Merrillville, IN        1973            3,228,160        4,300,000      75.1          380,549     1.22
Watergate Apts.            Little Rock, AR         1973            2,915,638        4,500,000      64.8          368,468     1.31
Shadow-Wood Apts.          Monroe, LA              1974            2,265,209        3,350,000      67.6          353,310     1.61
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/ WTD. AVG.                                 1968-1978      $109,149,600     $178,350,000(1)   61.2%     $14,695,605     1.39x
-----------------------------------------------------------------------------------------------------------------------------------

(1) September 1998, Appraisal Date

                                         PROPERTY DESCRIPTION
-------------------------------------------------------------------------------------------------------------
                             8/31/1998    NUMBER    AVG. RENTAL     % ONE      % TWO     % THREE
      PROPERTY               OCCUPANCY   OF UNITS   RATE / UNIT    BEDROOM    BEDROOM    BEDROOM   % OTHER
-------------------------------------------------------------------------------------------------------------
Scotchollow Apts.               97.0%       418        $1,336       74.6%       16.8%        -        8.6%
Pathfinder Apts.                97.0        246         1,221        -          57.7        42.3%      -
Towers of Westchester Apts.     98.0        301           981       59.8        40.2         -         -
Mountain View Apts.             99.4        168           913        -          73.8        26.2       -
North Park Apts.                98.9        284           525       47.9        52.1         -         -
Forest Ridge Apts.              91.0        278           636       60.4        34.5         5.1       -
Crosswood Park Apts.            95.0        180           792       36.7        51.7        11.7       -
Buena Vista Apts.               98.9         92         1,090       55.4        44.6         -         -
Terrace Garden Townhomes        95.0        126           773        -          50.0        50.0       -
Casa De Monterey Apts.          95.8        144           681       77.8        22.2         -         -
The Bluffs Apts.                97.1        137           586       63.4        36.6         -         -
Vista Village Apts.             96.0        220           549       38.6        61.4         -         -
Chapelle La Grande Apts.        92.0        105           721       53.3        46.7         -         -
Watergate Apts.                 88.0        140           610       20.0        50.0        30.0       -
Shadow-Wood Apts.               97.0        120           543       53.4        20.0        23.3      3.3
-------------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.               96.0%     2,959       $   797       44.4%       41.8%       10.9%     2.9%
-------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                          AIMCO MULTIFAMILY POOL LOAN
-------------------------------------------------------------------------------

                                  LOCATION MAP
                                  ------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [MAP OF AMERICA]

                                 OR        AR
                                  1         1

                                 CA        LA
                                  6         1

                                 AZ        IN
                                  1         2

                                 NE        MD
                                  1         1

                                 TX
                                  1

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                    ENTERTAINMENT PROPERTIES TRUST POOL LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION
-------------------------------------------------------------------------------

PRINCIPAL BALANCE:                   ORIGINAL         CUT-OFF DATE (1)
                                  $105,000,000         $104,845,860

ORIGINATION DATE:                 June 29, 1998

INTEREST RATE:                    6.772% (Act/360)

AMORTIZATION:                     30 years

HYPERAMORTIZATION:                After the ARD, the interest rate increases to
                                  the greater of: (i) 8.772%, and (ii) the 10
                                  Yr UST as of the ARD plus 2.0%. After the ARD, all excess cash flow is used to reduce outstanding principal balance; the additional
                                  2% interest is accrued until principal
                                  balance is zero

ANTICIPATED REPAYMENT DATE
("ARD"):                          July 11, 2008

MATURITY DATE:                    June 11, 2028

THE BORROWER/SPONSOR:             EPT DownREIT II, a bankruptcy remote,
                                  special-purpose Missouri corporation
                                  wholly-owned by Entertainment Properties
                                  Trust (NYSE: EPR)

CALL PROTECTION:                  Two-year prepayment lockout from the date of
                                  securitization with U.S. Treasury defeasance thereafter until the ARD

CUT-OFF DATE LOAN/NRSF:           $126

RESERVES:                         Cap Ex Reserve: Monthly, in an amount
                                    equivalent to 1/12th of the product of
                                    $0.10/SF and 834,720 USF
                                  Low Debt Service Reserve: Cash flow in excess
                                    of debt service is escrowed if annual net operating income falls below 85% of NOI at Closing
                                  Master Lease Rollover Reserve: Upon
                                    assignment by Borrower of two (2) or more master leases (subject to Lender approval and rating agency affirmation), Borrower shall deposit an amount equal to the product of $5.00/USF and the usable square footage of each property subject to an assigned master lease

COLLECTION ACCOUNT:               Hard lockbox

CROSS-COLLATERALIZATION /
CROSS-DEFAULT:                    Yes

PARTNER LOANS:                    None

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Portfolio of eight assets

PROPERTY TYPE:                    Megaplex Movie Theatre Complexes

PROPERTY LOCATION BY
ALLOCATED LOAN AMOUNT:

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                          California         Missouri
                             44.0%             10.9%

                             Texas             Ohio
                             37.4%             7.7%

YEARS BUILT:                      1995 - 1997

THE COLLATERAL:                   Eight net-leased megaplex movie theatre
                                  complexes located in California, Texas,
                                  Missouri and Ohio

                                  Screens:                             184
                                  Seats:                            35,445
                                  NRSF:                            834,720

NET LEASE LESSEE:                 American Multi-Cinema, Inc., an affiliate of
                                  AMC Entertainment Inc. (NYSE: AEN)

UNDERWRITTEN NET
OPERATING INCOME:                 $17,083,500

UNDERWRITTEN
NET CASH FLOW:                    $17,000,028

APPRAISED VALUE:                  $169,900,000

APPRAISED BY:                     Cushman & Wakefield

APPRAISAL DATE:                   May & June 1998

CUT-OFF DATE LTV:                 61.7%

UWNCF DSCR (5):                   2.06x

-------------------------------------------------------------------------------
(1) October 1, 1998 (after giving effect to the payment due October 11, 1998).
(2) Calculated using Underwritten Net Cash Flow and the actual loan constant.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                    ENTERTAINMENT PROPERTIES TRUST POOL LOAN
-------------------------------------------------------------------------------

                                                         PROPERTY DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       CUT-OFF DATE                  WTD. AVG.  UNDERWRITTEN
                                                NUMBER OF  NUMBER OF  ALLOCATED LOAN   APPRAISED      CUT-OFF        NET
THEATRE COMPLEX         LOCATION         BUILT   SCREENS     SEATS        AMOUNT         VALUE       DATE LTV     CASH FLOW   DSCR
-----------------------------------------------------------------------------------------------------------------------------------
AMC Promenade 16        Los Angeles, CA  1996        16       2,860     $19,164,043   $31,000,000      61.8%     $2,979,518   1.97x
AMC Ontario Mills 30    Los Angeles, CA  1996        30       5,496      17,000,361    27,500,000      61.8       2,643,347   1.97
AMC Studio 30           Houston, TX      1997        30       6,032      16,073,068    26,000,000      61.8       2,758,385   2.18
AMC Grand 24            Dallas, TX       1995        24       5,067      12,425,718    20,100,000      61.8       1,943,183   1.99
AMC West Olive 16       St. Louis, MO    1997        16       2,817      11,498,425    18,600,000      61.8       1,862,958   2.06
AMC Huebner Oaks 24     San Antonio, TX  1997        24       4,400      10,756,592    17,400,000      61.8       1,764,900   2.08
AMC Mission Valley 20   San Diego, CA    1995        20       4,361       9,891,118    16,300,000      60.7       1,703,065   2.19
AMC Lennox 24           Columbus, OH     1996        24       4,412       8,036,354    13,000,000      61.8       1,344,674   2.12
-------------                                        --       -----       ---------    ----------      ----       ---------   ----
TOTAL/WEIGHTED AVERAGE                              184      35,445    $104,845,860  $169,900,000(a)   61.7%    $17,000,028   2.06x
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       CUT-OFF DATE                  WTD. AVG.  UNDERWRITTEN
                                                NUMBER OF  NUMBER OF  ALLOCATED LOAN   APPRAISED      CUT-OFF        NET
STATE                                BUILT       SCREENS     SEATS        AMOUNT         VALUE       DATE LTV     CASH FLOW   DSCR
-----------------------------------------------------------------------------------------------------------------------------------
California                        1995-1996          66      12,717    $ 46,055,522  $ 74,800,000      61.6%     $7,325,929   2.02x
Texas                             1995-1997          78      15,499      39,255,378    63,500,000      61.8       6,466,466   2.09
Missouri                             1997            16       2,817      11,498,425    18,600,000      61.8       1,862,958   2.06
Ohio                                 1996            24       4,412       8,036,534    13,000,000      61.8       1,344,674   2.12
----                                                 --       -----       ---------    ----------      ----       ---------   ----
TOTAL/WEIGHTED AVERAGE                              184      35,445    $104,845,860  $169,900,000(a)   61.7%    $17,000,028   2.06x
-----------------------------------------------------------------------------------------------------------------------------------

(a) May and June 1998 Appraisal Date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                    ENTERTAINMENT PROPERTIES TRUST POOL LOAN
-------------------------------------------------------------------------------

                                  LOCATION MAP
                                  ------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [MAP OF AMERICA]

                         AMC Promenade 16 (California)
                       AMC Ontario Mills 30 (California)
                       AMC Mission Valley 20 (California)
                          AMC Huebner Oaks 24 (Texas)
                             AMC Studio 30 (Texas)
                             AMC Gravel 24 (Texas)
                              AMC Lennox 24 (Ohio)
                          AMC West Olive 16 (Missouri)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             SKYLINE CITY POOL LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION
-------------------------------------------------------------------------------

PRINCIPAL BALANCE                   ORIGINAL          CUT-OFF DATE (1)
                                  $87,700,000           $87,502,092

ORIGINATION DATE:                 May 14, 1998

INTEREST RATE:                    7.049% (Act/360)

AMORTIZATION:                     30 years

HYPERAMORTIZATION:                After the ARD, the interest rate increases to
                                  the greater of: (i) 9.049%, and (ii) the 10
                                  Yr UST as of the ARD plus 2.0%. After the ARD, all excess cash flow is used to reduce outstanding principal balance; the additional
                                  2% interest is accrued until principal
                                  balance is zero

ANTICIPATED REPAYMENT DATE
("ARD"):                          August 11, 2008

MATURITY DATE:                    June 11, 2028

THE BORROWERS:                    Ninth Skyline Associates Limited Partnership
                                  and Fifteenth Skyline Associates Limited
                                  Partnership, whose general partners are
                                  bankruptcy remote, special-purpose limited liability companies

CALL PROTECTION:                  Two-year prepayment lockout from the date of
                                  securitization with U.S. Treasury defeasance thereafter until one payment date prior to the ARD

CUT-OFF DATE LOAN / SF:           $120

RESERVES:                         TI/Leasing Commissions: Monthly, according to
                                    a schedule outlined in the Loan Agreement, averaging $75,232 per month throughout initial term (prior to ARD)
                                  Cap Ex: Monthly, in an amount equivalent to
                                    1/12th of the product of $0.20/SF and
                                    728,668 RSF
                                  Debt Service: Monthly, in an amount
                                    sufficient to cover monthly debt service payment amount, $592,148
                                  Low Debt Service: Cash flow in excess of debt
                                    service is escrowed if annual net operating income falls below $8,400,000

COLLECTION ACCOUNT:               Soft lockbox, springing to hard lockbox if
                                  (i) net operating income falls below
                                  $8,400,000, (ii) after ARD or (iii) after an event of default

CROSS-COLLATERALIZATION /
CROSS-DEFAULT:                    Yes

PARTNER LOANS:                    None

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PROPERTY INFORMATION
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Portfolio of two assets

PROPERTY TYPE:                    Office

LOCATION:                         Fairfax County, Virginia

YEARS BUILT:                      1980 and 1987

OCCUPANCY:                        97.3% (as of 8/1/98)

THE COLLATERAL (3):               One Class A and one Class B office buildings,
                                  comprising approximately 728,668 SF, located in the Skyline City master planned office park in Fairfax County, Northern Virginia

                                  Office:                         724,614 NRSF
                                  Storage:                          4,054 NRSF
                                  Total Space:                    728,668 NRSF
                                  Garage Space:                   1,997 spaces

                                  MAJOR TENANTS                NRSF   EXPIRATION
                                  -------------                ----   ----------
                                  U.S. Government        410,824 SF  `99,`02,`09
                                  Science Applications    87,737 SF         8/03
                                  Birch and Davis         30,886 SF         1/00
                                  Booz, Allen & Hamilton  19,683 SF         3/02

PROPERTY MANAGEMENT:              Charles E. Smith Real Estate Services, L.P.

UNDERWRITTEN
NET OPERATING INCOME:             $10,860,379

UNDERWRITTEN NET CASH FLOW:       $10,714,646

APPRAISED VALUE:                  $122,600,000

APPRAISED BY:                     Cushman & Wakefield

APPRAISAL DATE:                   April 1998

CUT-OFF DATE LTV:                 71.4%

DSCR (2):                         1.51x

-------------------------------------------------------------------------------
(1) August 11, 1998.
(2) Based on Underwritten Net Cash Flow and actual loan constant.
(3) While the Properties are currently owned by limited partnerships not directly affiliated with The Charles E. Smith companies, Charles E. Smith Commercial Realty L.P. has made an offer, by way of a private placement memorandum, to purchase the Properties in exchange for Operating Partnership units. The acquisition is expected to take place
    October 31, 1998.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             SKYLINE CITY POOL LOAN
-------------------------------------------------------------------------------

                                           LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------
YEAR ENDING DEC. 31    EXPIRING SF   % OF TOTAL SF    ANNUALIZED TENANT BASE RENT     % OF TOTAL BASE RENT (1)
----------------------------------------------------------------------------------------------------------------
MO/MO
1998                      30,674           4.2%                   $690,579                        4.4%
1999                     119,948          16.4%                  2,582,369                       16.6%
2000                      56,906           7.8%                  1,188,829                        7.6%
2001                      24,894           3.4%                    585,039                        3.7%
2002                      91,586          12.5%                  1,736,695                       11.2%
2003                      97,120          13.3%                  2,248,515                       14.5%
2004                           -           -                             -                        -
2005                           -           -                             -                        -
2006                           -           -                             -                        -
2007                           -           -                             -                        -
Thereafter               289,377          39.7%                  6,468,649                       41.7%
Vacant                    18,163           2.7%                          -                        -
                          ------           ----                          -                        -
   TOTAL                 728,668         100.0%                $15,500,675                      100.0%
----------------------------------------------------------------------------------------------------------------

(1) Total Base Rent does not include income from rooftop antennae leases totaling $408,932 per year

                                  LOCATION MAP
                                  ------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


[AREA MAP INCLUDING ONE SKYLINE PLACE, THREE SKYLINE PLACE AND SURROUNDING VICINITY]


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


GOLDMAN, SACHS & CO.
85 BROAD STREET
NEW YORK, N.Y.  10004










































This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.